UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

PRESTIGE BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 524-6800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 2, 2018 (the “Closing Date”), Prestige Brands International, Inc. (“PBI”), The Spic and Span Company, an affiliate of PBI (“S&S Co.” and, together with PBI, the “Sellers”), Medtech Holdings, Inc. (as guarantor only), and Prestige Brands Holdings, Inc. (the “Company”) (solely with respect to certain limited provisions) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with KIK International LLC (the “Buyer”), pursuant to which the Sellers agreed to sell to the Buyer certain assets (the “Purchased Assets”), including certain intellectual property rights, associated with a number of the Sellers’ household cleaning product business lines (the “Businesses”) and the Buyer agreed to assume certain liabilities related to the Businesses (collectively, the “Transaction”). The purchase price for the Purchased Assets was $69,000,000, subject to certain adjustments.

The Purchase Agreement contains customary representations, warranties and covenants from the parties and indemnification rights after the closing of the Transaction that are customary for transactions of this type, subject to certain limitations set forth therein. The Purchase Agreement also contains a non-competition clause pursuant to which the Company may not and may not permit its subsidiaries to, directly or indirectly, engage in the business of developing, manufacturing, packaging, offering for sale, selling or marketing household cleaning product in North America, subject to certain exceptions described in the Purchase Agreement.

As a condition to the Purchase Agreement, the Sellers, the Buyer and Prestige Brands, Inc. (as guarantor only) entered into a Transition Services Agreement on the Closing Date, pursuant to which the Sellers will provide certain services to the Buyer related to the transition of the Businesses for the periods specified for the services in the Transition Services Agreement.

The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

When filed, the Purchase Agreement will be included to provide investors and security holders with information regarding its terms. It will not be intended to provide any other factual information about the Company or the Sellers. The Purchase Agreement contains warranties and covenants that the Sellers, on one hand, and the Buyer, on the other hand, made to each other as of specific dates. The assertions embodied in those warranties and covenants were made solely for purposes of the Purchase Agreement between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. Moreover, the warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. Moreover, information concerning the subject matter of the warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the warranties contained in the Purchase Agreement as statements of factual information at the time they were made or otherwise.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On June 30, 2018, the Company and Christopher Heye, Senior Vice President, Strategic Planning, Canada, and Women’s Health, mutually agreed that Mr. Heye’s employment with the Company will terminate effective June 30, 2018.  Mr. Heye was a participant in the Prestige Brands Holdings, Inc. Executive Severance Plan (the “Severance Plan”). Pursuant to, and subject to the terms and conditions of, the Severance Plan, in connection with his termination of employment, Mr. Heye will receive (a) a severance payment of $518,000, payable over 12 months following his termination date in accordance with the Company’s regular payroll practices, (b) a prorated bonus for fiscal 2019, based on actual performance results for fiscal 2019, to be paid concurrently with corresponding payments made to other similarly-situated executives, and (c) payment of COBRA premiums for twelve months.  Mr. Heye’s outstanding equity awards will be exercisable or forfeited in accordance with their terms. A summary of the material terms of the Severance Plan can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2017 (the “8-K”), and is incorporated herein by reference. The summary is qualified in its entirety by reference to the full text of the Severance Plan, a copy of which was filed as Exhibit 10.1 to the 8-K, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 2, 2018, the Company issued a press release announcing the execution of the Purchase Agreement and the divestiture of the Purchased Assets related to the Businesses to the Buyer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: July 5, 2018	By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated July 2, 2018 (furnished only).